Exhibit 10.1

6/05 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 6/05 Amendment to Credit Agreement dated as of June 24, 2005 (the “6/05 Amendment” or, within itself only, this “Amendment” amending (for the third time) the 6/04 Amended and Restated Senior Secured Credit Agreement (the “6/04 Credit Agreement” and as it may be supplemented, amended or restated, the “Current Credit Agreement” or, within itself, this “Agreement”), executed as of June 7, 2004, among:

(i) HOMEBANC CORP., a Georgia corporation (“HC”), its wholly-owned subsidiary, HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“HMC”; HC and HMC being sometimes referred to individually as a “Company” and together as the “Companies”), each having its principal office at 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319;

(ii) JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association and successor to JPMorgan Chase Bank, acting herein as a Lender (as defined in Section 1.1) and agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent”); and

(iii) such other Lenders as may from time to time be party to this Agreement (together with JPMorgan as a lender, the “Lenders”

recites and provides as follows:

Recitals

The Companies have asked the Lenders and the Agent to allow the Companies to incur debt that is subordinate and junior to the Loan evidenced by the Facilities Papers, and the Lenders and the Agent have agreed to do so on the terms and subject to the conditions of this Amendment.

All capitalized terms used in the 6/04 Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the 6/04 Credit Agreement amended hereby and are accordingly often nonsequential.

If there is any conflict or inconsistency between (i) these recitals and the following agreements; (ii) any of the terms or provisions of any of the other Facilities Papers and this Amendment; or (iii) any provision of this Amendment and any later supplement, amendment, restatement or replacement of it then in each case the latter shall govern and control.

Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Amendment, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows.

1 DEFINITIONS

1.1. Defined Terms. Effective from and after the 6/05 Amendment Effective Date:

A. The following new definitions are added to Section 1.2 of the Current Credit Agreement, in alphabetical order (except where otherwise specified).

“6/05 Amendment” means the 6/05 Amendment to Credit Agreement dated as of June 24, 2005, amending this Agreement.

“6/05 Amendment Effective Date” means June 24, 2005, the effective date of the 6/05 Amendment.

“Qualified Subordinated Debt” means Debt (including any junior subordinated debentures and guaranties related to the issuance of trust preferred securities by HMB Capital Trust I issued pursuant to Section 11.4(f) - as amended) of the Companies to any Person (i) the papers evidencing, securing, governing or otherwise related to which Debt impose covenants and conditions on the debtor under them that are no more restrictive or onerous than the covenants and conditions imposed on the Companies by this Agreement, (ii) that is subordinated to the Obligations pursuant to a currently effective and irrevocable Subordination Agreement approved by the Agent and (iii) the principal of which is not due and payable until ninety (90) days or more after the Maturity Date.

“Prepayment Event” means any payment made without the prior written consent of the Agent and all of the Lenders of principal on any Qualified Subordinated Debt, other than (i) regularly scheduled interest payments or (ii) those payments made at the scheduled maturity date of such Qualified Subordinated Debt, whether or not such prepayments are denominated as such or as a purchase, a redemption or by any other name or characterization including any modification or acceleration, for default or otherwise, of the due date or maturity of the Qualified Subordinate Debt.

B. The following definitions are amended to read as follows:

“Adjusted Tangible Net Worth” means, on any day:

A. for HC:

(a) the excess of the total assets over Total Liabilities of HC on that day — including assets and liabilities of its wholly-owned subsidiaries — each being determined in accordance with GAAP consistent with the accounting principles applied in the preparation of the Financial Statements referred to in Section 9.4;

less (b) the value, if any, in excess of Five Million Dollars ($5,000,000) included in the Financial Statements referred to in Section 9.4 for capitalized mortgage loan servicing rights;

less (c) aggregate investments in nonconsolidated Subsidiaries and Affiliates included in the Financial Statements referred to in Section 9.4, other than any common equity interests issued by HMB Capital Trust I and held by HC;

less (d) net total advances to nonconsolidated Subsidiaries and Affiliates outstanding;

less (e) goodwill and all other assets not supported by or representative of a tangible asset, which intangible assets would be deemed by HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with HUD requirements in effect as of such day;

less (f) all accumulated other comprehensive income;

plus (g) the amount of (negative) accumulated other comprehensive income that exceeds (negative) Ten Million Dollars ($10,000,000); and

plus (h) Qualified Subordinated Debt; and

B. for HMC:

(i) the excess of HMC’s total assets over Total Liabilities on that day — including assets and liabilities of its wholly-owned subsidiaries — each being determined in accordance with GAAP consistent with the accounting principles applied in the preparation of the Financial Statements referred to in Section 9.4;

less (ii) the value included in the Financial Statements referred to in Section 9.4 for capitalized mortgage loan servicing rights;

less (iii) aggregate investments in nonconsolidated Subsidiaries and Affiliates included in the Financial Statements referred to in Section 9.4;

less (iv) net total advances to nonconsolidated Subsidiaries and Affiliates outstanding;

less (v) goodwill and all other assets not supported by or representative of a tangible asset, which intangible assets would be deemed by

HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with HUD requirements in effect as of such day;

less (vi) all accumulated other comprehensive income;

plus (vii) a value for the capitalized mortgage loan servicing rights excluded in clause (ii) above that is an amount equal to the lesser of (i) sixty-seven and one-half percent (67.5%) of the value of such capitalized mortgage loan servicing rights as determined by the most recent appraisal thereof approved by the Agent and (ii) one percent (1%) of the unpaid principal balance of the portfolio of Serviced Loans in respect of such capitalized mortgage loan servicing rights; and

plus (viii) the amount of (negative) accumulated other comprehensive income that exceeds (negative) Five Million Dollars ($5,000,000).

“Subordination Agreement” means a written subordination agreement in form and substance satisfactory to and approved by the Agent that subordinates (x) all present and future debts and obligations owing by the Companies (or their Affiliates) to the Person covered by the Subordination Agreement to (y) the Obligations under this Agreement and the other Facilities Papers, in both right of payment and lien priority, and includes, without limitation, subordination terms included in any indenture or guaranties executed by a Company or their Affiliates in connection with any Qualified Subordinated Debt reviewed and approved by Agent.

7 COLLATERAL

The provisions of Section 7.1 of the 6/04 Credit Agreement are not otherwise amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Company hereby GRANTS to the Agent (as agent and representative of the Lenders) a first priority security interest in all of such Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted to the Agent in the 6/04 Credit Agreement, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent (as agent and representative of the Lenders.)

8 CONDITIONS PRECEDENT

Section 8 of the 6/04 Credit Agreement is further amended by adding the following new Section 8.5 to the end of Section 8, viz.:

8.5 Borrowings After 6/05 Amendment Effective Date. In addition to the conditions precedent stated in Sections 8.1, 8.2, 8.3 and 8.4 above, the obligations of the Lenders to fund and the Agent to disburse any Advances under this Agreement after the 6/05 Amendment Effective Date is subject to the condition precedent that the Agent shall have received:

(a) the 6/05 Amendment, duly executed by the parties;

(b) a certificate of each Company’s corporate secretary (i) as to the incumbency of the officers of such Company executing this Amendment and all other Facilities Papers executed or to be executed by or on behalf of such Company in connection with this Amendment, (ii) as to the authenticity of their signatures (specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it, and the Agent and the Lenders shall be entitled to rely on that certificate until such Company has furnished a new certificate to the Agent) and (iii) that there have been no amendments to the Company’s certificate of incorporation or bylaws since May 20, 2005; and

(c) such other documents, if any, as shall be specified by the Agent.

9 REPRESENTATIONS

Each Company hereby republishes its warranties and representations made in the 6/04 Credit Agreement effective (except as to those specified to relate only to a specific date) as of the 6/05 Amendment Effective Date.

11 NEGATIVE COVENANTS

The Agent and the Lenders, also being the Required Lenders under the Current Credit Agreement hereby (i) consent to the special, one-time issuance by the Companies (or by or through an Affiliate of any Company) of junior subordinate debentures, in the amount of up to Fifty Million Dollars ($50,000,000) to support the 2005 issuance of trust preferred securities by HMB Capital Trust I, an unconsolidated subsidiary of HC whose common equity interests are solely held by HC, with up to an additional Two Million Dollars ($2,000,000) permitted for the issuance of junior subordinate debentures issued by HC to support an equivalent amount of trust common securities issued in connection with the issuance of such trust preferred securities and (ii) amend the covenant in Section 11.4(f) limiting Debt to Twenty Million Dollars ($20,000,000) incurred in the ordinary course of business to permit the Companies to issue the special one-time issuance of up to $50,000,000 of Qualified Subordinated Debt and to deem the issuance of junior subordinate debentures issued by HC to support an equivalent amount of trust common securities issued in connection with the issuance of such trust preferred securities as debt incurred in the ordinary course of business and apply such amounts to the extent incurred against the $20,000,000 debt limitation contained in Section 11.4(f) on a dollar for dollar basis.

12 DEFAULTS AND REMEDIES

Section 12.1 of the 6/04 Credit Agreement is amended by adding the following new Section 12.1(q) to the end of Section 12.1, viz.:

(q) a Prepayment Event shall occur.

16 MISCELLANEOUS

Section 16.11 is amended to read as follows:

16.11 Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 6/04 CREDIT AGREEMENT, AS AMENDED BY THE 6/23/04 AMENDMENT, THE 4/05 AMENDMENT AND THE 6/05 AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; signature pages follow.)

EXECUTED as of the 6/05 Amendment Effective Date.

HOMEBANC CORP.

By:	James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

HOMEBANC MORTGAGE CORPORATION

By:	James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

JPMORGAN CHASE BANK, N.A. as the Agent and as a Lender

By:	/s/ R. Britt Langford
Name:	R. Britt Langford
Title:	Senior Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK AND GRAND CAYMAN BRANCHES as a Lender

By:	/s/ Gerald A. Araw
Name:	Gerald A. Araw
Title:	Assistant Treasurer

By:	/s/ Michael P. McCarthy
Name:	Michael P. McCarthy
Title:	Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul E. Henson
Name:	Paul E. Henson
Title:	Executive Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Randy S. Baker
Name:	Randy S. Baker
Title:	Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

CALYON NEW YORK BRANCH as a Lender

By:	/s/ Sebastian Rocco
Name:	Sebastian Rocco
Title:	Managing Director

By:	/s/ W. Jay Buckley
Name:	W. Jay Buckley
Title:	Managing Director

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

BNP PARIBAS, as a Lender

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	Vice President

By:	/s/ Marguerite L. Ledon
Name:	Marguerite L. Ledon
Title:	Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

UNITED OVERSEAS BANK LIMITED NEW YORK AGENCY, as a Lender

By:	/s/ Kwong Yew Wong
Name:	Kwong Yew Wong
Title:	FVP & General Manager

By:	/s/ Philip Cheong
Name:	Philip Cheong
Title:	VP & Deputy General Manager

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

SOVEREIGN BANK, as a Lender

By:	/s/ Stephen E. Burse
Name:	Stephen E. Burse
Title:	Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

COLONIAL BANK, N.A., as a Lender

By:	/s/ Jennifer Branker
Name:	Jennifer Branker
Title:	Vice President

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

FIRST COMMERCIAL BANK, NEW YORK AGENCY, as a Lender

By:
Name:
Title:

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

BANK HAPOALIM B.M., as a Lender

By:
Name:
Title:

Unnumbered counterpart signature page to 6/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

6/05 AMENDMENT TO CREDIT AGREEMENT

dated as of June 24, 2005

amending the

6/04 AMENDED AND RESTATED SENIOR SECURED

CREDIT AGREEMENT

dated as of June 7, 2004

by and among

HOMEBANC CORP.

and

HOMEBANC MORTGAGE CORPORATION

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent, Collateral Agent and a Lender,

and

the other Lender(s) parties hereto

KEYBANK NATIONAL ASSOCIATION

as Syndication Agent

U.S. BANK NATIONAL ASSOCIATION

and

COMMERZBANK, A.G., NEW YORK BRANCH

as Documentation Agents

J.P. MORGAN SECURITIES INC.

Sole Bookrunner

and Lead Arranger

$525,000,000 Senior Secured Revolving Credit

Index of Defined Terms

Page

6/04 Credit Agreement	1

6/05 Amendment	2

6/05 Amendment Effective Date	2

Adjusted Tangible Net Worth	2

Agent	1

Agreement	1

Amendment	1

Companies	1

Company	1

Current Credit Agreement	1

HC	1

HMC	1

JPMorgan	1

Lenders	1

Prepayment Event	2

Qualified Subordinated Debt	2

Subordination Agreement	4

Table of Contents

		Page

1	DEFINITIONS	2
	1.1. Defined Terms	2

7	COLLATERAL	4

8	CONDITIONS PRECEDENT	4

9	REPRESENTATIONS	5

11	NEGATIVE COVENANTS	5

12	DEFAULTS AND REMEDIES	5

16	MISCELLANEOUS	6
	16.11 Notice Pursuant to Tex. Bus. & Comm. Code §26.02	6